OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

               This Offshore Securities Subscription Agreement ("Agreement") is executed this _____ day of _______________ in reliance upon the transaction exemption afforded by Regulation S as promulgated by the United States Securities and Exchange Commission ("SEC"), under authority of the Securities Act of 1933, as amended ("1933 Act").

               This Agreement has been executed by the undersigned in connection with the sale of the common stock, $.00001 par value per share (the “Common Stock”) of Star Resorts Development Inc. a corporation organized under the laws of Nevada (hereinafter referred to as the "Company").

               The undersigned, Banque SCS Alliance SA, a corporation organized under the laws of Switzerland, a non-USA jurisdiction (hereinafter referred to as the "Purchaser"), hereby subscribes to purchase <> units (“Units”) consisting of one share (“Shares”) of Common Stock and a warrant (exercisable for a period of 5 years from issuance) with a conversion price of $<> for a total amount of US $<>. The Purchaser hereby represents and warrants to, and agrees with the Company as follows:

1.	Agreement to Subscribe; Payment of Purchase Price

	a.	The Purchaser hereby subscribes for the purchase of <> Units at the purchase price of approximately US $<> per Unit (the "Purchase Price").

	b.	The Purchaser shall pay the Purchase Price for the Shares by delivering good funds in United States Dollars to the Company.

2.

Issuance of Securities. The Company shall instruct its transfer agent to issue the Shares subscribed for in the name and at the address provided by the Purchaser. The Shares will bear a restrictive legend.

3.	Representations and Warranties of Purchaser.

	a.	Purchaser represents and warrants to the Company as follows:

(i)

Purchaser is not a "U.S. person" as that term is defined under Regulation S as promulgated by the Securities and Exchange Commission ("SEC") under authority of the Securities Act of 1933, as amended (the "1933 Act"). "U.S. person" is defined by Regulation S as:

a. Any natural person resident in the United States;

b.      Any partnership or corporation organized or incorporated under the laws of the United States;

c.      Any estate of which any executor or administrator is a U.S. person;

d.      Any trust of which any trustee is U.S. person;

e.      Any agency or branch of a foreign entity located in the United States;

f.      Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

g.      Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

h.      Any partnership or corporation if organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized, incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the 1933 Act) who are not natural persons, estates or trusts.

(ii)	At the time the buy order for the Shares was originated, Purchaser was outside the United States;

(iii)	Purchaser is purchasing the Shares for his own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;

(iv)

To the best knowledge of the Purchaser, each distributor participating in the offering of the securities, if any, has agreed in writing that all offers and sales of the securities prior to the expiration of a period commencing on the date of the transaction and ending forty days thereafter shall be made in compliance with the Issuer Safe Harbor, pursuant to registration of securities under the 1933 Act or pursuant to an exemption from registration; and

(v)

All offering documents received by the Purchaser include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the 1933 Act or an exemption from the registration requirements is available.

b.

The Purchaser represents and warrants and hereby agrees that no offers or sales of the Shares acquired hereby shall be made except in compliance with Rule 903 of Regulation S, pursuant to the registration requirements of the 1933 Act or pursuant to an applicable exemption from such registration; and further agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the 1933 Act;

c.

The Purchaser understands that (1) the Shares have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons absent registration in accordance with, or an applicable exemption from, the registration requirements of the 1933 Act, and (2) the Company is not obligated to file a registration statement registering the resale of the Shares;

d.

The Purchaser is not relying on the Company or any of its representatives with respect to tax or other economic or suitability considerations involved in its decision to make the purchase of the Shares and is fully aware of the risks associated with its purchase of the Shares.

e.

If the Purchaser is a corporation, partnership, trust, estate or other entity other than a natural person, (A) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution and delivery by it of this Agreement and completion by it of the purchase of the Shares are within its powers, have been duly authorized by all necessary action on its behalf, and require no filing with, or action by, or in respect of any governmental body, agency or official; and (C) each person signing this Agreement on behalf of the Purchaser has been duly authorized by the Purchaser for the purpose.

f.

The execution and delivery of this Agreement by the Purchaser and the completion by it of the purchase of the Shares do not contravene or constitute a default under any provision of any applicable law or regulation, Purchaser's certificate of incorporation or other organizational documents, if applicable, or any other agreement, judgment, injunction, order, decree or other instrument binding on the Purchaser or any of its property.

g.

The Purchaser is not purchasing any of the Shares as a result of or in connection with any activity that would constitute "directed selling efforts" (within the meaning given that term in Regulation S) in the United States and the Purchaser will not undertake any such "directed selling efforts" in connection with the Shares in the future.

h.	The Purchaser is acquiring the Shares for investment for his, her or its own account and will sell the Shares via a broker/dealer once an exemption is available or the Shares have been registered.

i.

I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney, accountant or Purchaser Representative. I am familiar with the Company’s business objectives and the financial arrangements in connection therewith and I believe that the Shares I am purchasing are the kind of securities that I wish to hold for investment and that the nature and amount of the Shares are consistent with my investment program. I and my advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Shares and all such questions have been answered to my full satisfaction. I, or my representatives, have made such investigation of the facts and circumstances regarding my purchase of the Shares as I have deemed necessary.

j.

Subject to the terms and conditions hereof, the Purchaser hereby irrevocably tenders this Subscription Agreement for the purchase of the number of Shares indicated herein. Payment of US $<> accompanies the delivery of this Subscription Agreement for the purchase of <> Units at approximately US $<> per Unit. If the subscription is not accepted for any reason whatsoever, the Purchaser’s money will be returned in full, without interest thereon or deduction therefrom, and the Company will be relieved of any responsibility or liability which might be deemed to arise out of my offer to subscribe for the Units.

k.	The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

l.

The Purchaser hereby indemnifies and holds the Company, and its officers, directors and agents harmless from and against any damages, including reasonable attorney's fees, that result from or arise out of any misrepresentations or violation of this Agreement by the Purchaser.

m.	The Purchaser represents prior to the purchase of the Shares sold hereby that the Purchaser is not the beneficial owner of any Shares of the Company.

n.	The Purchaser understands and acknowledges that he, she or it does not have the right to require registration of the resale of the Shares under the Act or under any state securities laws.

4.	Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchaser that:

	a.	The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Nevada.

b.

This agreement has been duly authorized, executed and delivered by the Comp!ny and is a valid and binding agreemeft enforceable in accordance with its terls, subject to bankruptcy, insolvency, fraudulent transfer, seorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general princitles of equity; and the Company has full corporate power and authority necessary to enter into tHis Agreement and to perform its obligations her%under.

c.

Neither the sale of the Shares pursuant to, nor the performance of its"obligations under, this Agreement by the Company will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under the articles of incorporation of the Company.

	d.	The Shares:

		(i)	are being issued free and clear of any security interest, liens, claims or other encumbrances;

		(ii)	have been duly and validly authorized and when issued, delivered and paid for in the manner set forth in this Agreement, will be duly and validly issued, fully paid and non-assessable;

		(iii)	will not have been, individually and collectively, issued or sold in violation of any pre-emptive or other similar rights of the holder of any securities of the Company; and

		(iv)	will not subject the holders thereof to personal liability by reason of being such holders.

	f.	Except as provided in paragraph herein, the Company has not issued, and after the Closing Date will not issue, any stop transfer order impeding the sale and delivery of the Shares.

g.	With respect to the Shares offered:

	(i)	the Company has not offered the Shares to any person in the United States or to any "U.S. person" as that term is defined in Regulation S;

	(ii)	at the time the buy order was originated, the Company and/or its agent reasonably believed the Purchaser was outside of the United States and was not a "U.S. person;"

	(iii)	the Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a purchaser in the United States; and

(iv)

pursuant to this Agreement, the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from registration, provided however, that if the Shares are in bearer form or foreign law prevents the Company from making such refusal, the Company will implement other reasonable procedures (such as placing a legend on the transferred Shares) to prevent any subsequent transfer of the Shares not made in accordance with Regulation S.

h.

In regard to this transaction, the Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of the Shares to persons resident within the United States or elsewhere. No underwriters or distributing agents have been involved or in any way connected with this transaction.

i.

The Company hereby indemnifies and holds the Purchaser harmless from and against any and all damages including reasonable attorney's fees that result from or arise out of any misrepresentations or violations of this Agreement by the Company.

5.	Closing Date. The date of closing of the sale of the Shares (the "Closing Date") shall be at the earliest mutually acceptable date.

6.	Conditions to the Company's Obligation to Sell Shares. The Purchaser understands that the Company's obligation to sell the Shares is conditioned upon:

	a.	The receipt and acceptance by the Company of a satisfactory subscription agreement; and

b.	Delivery by the Purchaser to the Company of good funds as set forth in this Agreement.

7.

Conditions to the Purchaser's Obligation to Purchase Shares. The Company understands that the Purchaser's obligation to purchase the Shares is conditioned upon delivery of the securities comprising the Shares with appropriate instructions to the transfer agent as described herein.

8.	Survival of Representations and Warranties. The representations, warranties, acknowledgements and agreements of the parties to this Agreement shall survive the offering and purchase of the Shares.

9.

Waiver, Amendment and Termination. Neither this Agreement nor any provision hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing signed by the parties or, in the case of a waiver, by the party granting it.

10.

Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be given by telex or cable or by notice in writing, hand-delivered or sent by facsimile transmission, or by airmail, postage prepaid. All such notices shall be sent to the Company and the Purchaser at the addresses specified herein, or to such other address as the intended recipient of the notice may have last specified by notice to the other parties. All such notices shall be effective upon receipt.

Notice to the Company:	Star Resorts Development Inc.
701 Brickell Avenue
Suite 1550
Miami, FL, 33131
Tel (305) 728 5254 – Fax (305) 728 5288

Notice to Purchaser:	Banque SCS Alliance SA
Route de Chancy 6B
Case Postal 64
CH 12111 – Geneva 8
Switzerland

11.

Successors and Assigns: Nonassignability. Except as otherwise provided herein, this Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, assigns by law, trustees and legal representatives. The parties’ respective interests under this Agreement are not transferable and any purported transfer in violation of this provision shall be void.

12.

Counterparts; Entire Agreement. This Agreement may be executed in counterpart copies, each of which shall be considered an original. This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

13.

Applicable Law; Jurisdiction. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REFERENCE TO ITS CHOICE OF LAW PRINCIPLES. Any action or proceeding relating to this Agreement may be brought and enforced in the courts of the State of Texas and each of the parties irrevocably submits to the nonexclusive jurisdiction of each court in respect of any such action or proceeding.

14.

Purchaser Certification. The Purchaser hereby acknowledges that the Company and its counsel will rely upon the representations contained herein in issuing the Securities comprising the Shares and rendering appropriate legal opinions in connection with such issuance pursuant to Regulation S and hereby certifies that the representations of the Purchaser contained herein are true and correct and may be relied upon in rendering such opinions and instructions.

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IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement is duly executed and delivered on the date first above set forth.

PURCHASER:

Banque SCS Alliance SA

Signature:

Printed Name: C. Marechal
                          M. Bringold

Address:

                Route de Chancy 6B
                Case Postal 64
                CH 12111 – Geneva 8
                Switzerland

Country of Organization or
Residence: Switzerland

Title, if applicable: Senior VP, Deputy VP

Units Subscribed For: ______________

Purchase Price Delivered: ___________

Subscription Accepted By:

STAR RESORTS DEVELOPMENT INC.

By:   __________________________
         ENRIQUE ABAROA
         Chief Financial Officer

Date: